UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2012

CAMAC ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Boulevard, Suite 2575, Houston, Texas 77056
(Address of principal executive offices) (Zip Code)

(713) 797-2940
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On July 23, 2012, CAMAC Energy Inc. (the “Company”) executed a Share Sale and Purchase Agreement (the “Agreement”) with Leyshon Resources Limited, an Australia corporation (“Buyer”), for the purchase by Buyer of all of the outstanding capital stock of the Company’s wholly owned subsidiary Pacific Asia Petroleum Limited, a company incorporated in Hong Kong (“PAPL”), for a total purchase price of US$2.5 million and 10 million ordinary shares of Buyer.  The sale of PAPL divests the Company of its interest in the Zijinshan Gas Block in China effective as of July 1, 2012.

The closing of the transactions contemplated by the Agreement is subject to a number of customary conditions, including the approval for listing on the Australian Securities Exchange of the shares of Buyer to be issued to the Company.

The Agreement also contains other customary terms, including, but not limited to, customary representations and warranties, indemnification and limitation of liability provisions.  The transactions contemplated by the Agreement are expected to close on or before the Agreement’s long-stop date of August 6, 2012.

Item 7.01.                      Regulation FD Disclosure.

On July 24, 2012, the Company issued a press release announcing the signing of the Agreement.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.  By furnishing this information in this Item 7.01 of this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press release dated July 24, 2012.

Forward Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.  The words “will,” “expected” and similar expressions are intended to identify forward-looking statements.  Risks and uncertainties regarding the proposed transaction with Leyshon and the other transactions described include, but are not limited to, the possibility that the closing of the transaction does not occur, either due to the failure of closing conditions, rights of the parties to terminate the Agreement, or other reasons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMAC Energy Inc.

Dated: July 27, 2012	By:	/s/ Nicolas J. Evanoff
Nicolas J. Evanoff
Senior Vice President, General Counsel & Secretary

Exhibits

99.1           Press release dated July 24, 2012.